SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                            ----------------------

                                  FORM 8-A/A

                              (Amendment No. 1)


              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                                 Viatel, Inc.

           (Exact name of Registrant as specified in its charter)


                 Delaware                         13-3787366

       (State of incorporation                      (I.R.S. employer
       or organization)                        identification no.)


       800 Third Avenue
       New York, New York                             10022
   (Address of principal executive offices)         (Zip code)

       If this Form relates to the             If this Form relates to
       registration of a class of debt         the registration of a
       securities and is effective upon        class of debt securities
       filing pursuant to General              and is to become
       Instruction A(c)(1) please              effective simultaneously
       check the following box. / /            with the effectiveness of
                                               a concurrent registration
                                               statement under the
                                               Securities Act of 1933
                                               pursuant to General
                                               Instruction A(c)(2)
                                               please check the
                                               following box. / /

     Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                     Name of Each Exchange on
       to be so Registered                     Which Each Class is to be
                                               Registered
       -------------------                     ------------------------

       Not Applicable                          Not Applicable
       --------------                          --------------


     Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, par value $0.01 per share
                   ---------------------------------------
                               (Title of Class)

  Item 1.   Description of Registrant's Securities to be Registered.
            --------------------------------------------------------

       The securities to be registered hereunder are common stock, par value $0.01 per share (the "Common Stock") of Viatel, Inc. (the "Registrant"). A description of the Common Stock is set forth under the caption "Description of Capital Stock" contained in the prospectuses forming a part of the Registrant's Registration Statement on Form S-1, as amended (the "Registration Statement") (File No. 333-09699) initially filed with the Securities and Exchange Commission on August 7, 1996. Such description, and as it may be subsequently amended, is incorporated herein by reference.


  Item 2.   Exhibits.
            ---------

       The following exhibits are filed as a part of this Registration
  Statement:


  Exhibit
    No.          Description
  -------        -----------

  1. Amended and Restated Certificate of Incorporation of the Registrant, incorporated herein by reference to Exhibit 3.1(i)(b) to the Registration Statement.

  2. Amended and Restated Bylaws of the Registrant, incorporated herein by reference to Exhibit 3.1(ii)(b) to the Registration Statement.

  3. Indenture, dated as of December 15, 1994, between the Registrant and United States Trust Company of New York, as Trustee, incorporated herein by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form S-4, File No. 33-92696, filed on May 24, 1995.

  4. Amendment No. 1 to the Indenture, dated as of December 15, 1994, between the Registrant and United States Trust Company of New York, as Trustee, incorporated herein by reference to
            Exhibit 4.5 to the Registration Statement.

  5. Common Stock Registration Rights Agreement, dated as of December 15, 1994, among the Registrant, Martin Varsavsky, Juan Manuel Aisemberg and Morgan Stanley & Co. Incorporated, incorporated herein by reference to Exhibit 10.4 to the Registrant's Registration Statement on Form S-4, File No. 33-92696, filed on May 24, 1995.

  6. Stock Purchase Agreement, dated as of September 30, 1993, as amended as of April 5, 1994, and as further amended as of December 21, 1994, between the Registrant and S-C V-Tel Investments, L.P., incorporated herein by reference to Exhibit
            10.13 to the Registrant's Registration Statement on Form S-4, File No. 33-92696, filed on May 24, 1995.

  7. Stock Purchase Agreement, dated as of April 5, 1994, between the Registrant and COMSAT Investments, Inc., incorporated herein by reference to Exhibit 10.14 to the Registrant's Registration Statement on Form S-4, File No. 33-92696, filed on May 24, 1995.

  8. Stock Purchase Agreement, dated as of December 3, 1993, between the Company and Herald L. Ritch, incorporated herein by reference to Exhibit 10.15 to the Registration Statement.

  9. Stock Purchase Agreement, dated as of October 1, 1993, between the Registrant and Robert Conrads, incorporated herein by reference to Exhibit 10.16 to the Registrant's Registration Statement on Form S-4, File No. 33-92696, filed on May 24, 1995.

  10. Stock Purchase Agreement, dated as of December 9, 1993, between the Registrant and Robert Conrads, incorporated herein by reference to Exhibit 10.17 to the Registrant's Registration Statement on Form S-4, File No. 33-92696, filed on May 24, 1995.

  11. Shareholders' Agreement, dated as of April 5, 1994, and as amended as of November 22, 1994, by and among the Registrant, Martin Varsavsky, Juan Manuel Aisemberg and COMSAT Investments, Inc., incorporated herein by reference to Exhibit
            10.19 to the Registrant's Registration Statement on Form S-4, File No. 33-92696, filed on May 24, 1995.

  12. Shareholders' Agreement, dated as of September 30, 1993, as amended as of December 9, 1993 and as further amended as of April 5, 1994, November 22, 1994 and December 21, 1994, by and among the Registrant, Martin Varsavsky and S-C V-Tel Investments, L.P., incorporated herein by reference to Exhibit
            10.21 to the Registrant's Registration Statement on Form S-4, File No. 33-92696, filed on May 24, 1995.

  13. Form of Registrant's Common Stock Certificate, incorporated herein by reference to Exhibit 4.4 to the Registration Statement.

  14. The Registrant's 1993 Flexible Stock Incentive Plan, dated as of September 29, 1993, incorporated herein by reference to
            Exhibit 10.5 to the Registrant's Registration Statement on Form S-4, File No. 33-92696, filed on May 24, 1995.

  15. The Registrant's Amended Flexible Stock Incentive Plan, incorporated herein by reference to Exhibit 10.33 to the Registration Statement.

                                  SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, thereto duly authorized.


                                VIATEL, INC.



  Date: October 15, 1996             By: /s/ Michael J. Mahoney
                                        -----------------------------
                                        Michael J. Mahoney
                                        President and
                                          Chief Operating Officer

                              INDEX TO EXHIBITS

                                                    Sequentially
  Exhibit No.    Description                        Numbered Page
  ---------      -----------                        -------------

  1.        Amended and Restated Certificate
            of Incorporation of the Registrant,
            incorporated herein by reference
            to Exhibit 3.1(i)(b) to the
            Registration Statement.

  2.        Amended and Restated Bylaws of the
            Registrant, incorporated herein by
            reference to Exhibit 3.1(ii)(b) to
            the Registration Statement.

  3.        Indenture, dated as of December 15,
            1994, between the Registrant and
            United States Trust Company of
            New York, as Trustee, incorporated
            herein by reference to Exhibit 4.2
            to the Registrant's Registration
            Statement on Form S-4,
            File No. 33-92696, filed on
            May 24, 1995.

  4.        Amendment No. 1 to the Indenture,
            dated as of December 14, 1994,
            between the Registrant and
            United States Trust Company of
            New York, as Trustee, incorporated
            herein by reference to Exhibit 4.5
            to the Registration Statement.

  5.        Common Stock Registration Rights
            Agreement, dated as of December 15,
            1994, among the Registrant,
            Martin Varsavsky, Juan Manuel Aisemberg
            and Morgan Stanley & Co. Incorporated,
            incorporated herein by reference to
            Exhibit 10.4 to the Registrant's
            Registration Statement on Form S-4,
            File No. 33-92696, filed on May 24, 1995.

  6.        Stock Purchase Agreement, dated as of
            September 30, 1993, as amended as of
            April 5, 1994, and as further amended
            as of December 21, 1994, between the
            Registrant and S-C V-Tel Investments,
            L.P., incorporated herein by reference
            to Exhibit 10.13 to the Registrant's
            Registration Statement on Form S-4,
            File No. 33-92696, filed on May 24, 1995.

  7.        Stock Purchase Agreement, dated as of
            April 5, 1994, between the Registrant
            and COMSAT Investments, Inc.,
            incorporated herein by reference to
            Exhibit 10.14 to the Registrant's
            Registration Statement on Form S-4,
            File No. 33-92696, filed on May 24, 1995.

  8.        Stock Purchase Agreement, dated as of
            December 3, 1993, between the Registrant and Herald L. Ritch, incorporated herein by reference to Exhibit 10.15 to the Registration Statement.

  9.        Stock Purchase Agreement, dated as of
            October 1, 1993, between the
            Registrant and Robert Conrads,
            incorporated herein by reference to
            Exhibit 10.16 to the Registrant's
            Registration Statement on Form S-4,
            File No. 33-92696, filed on May 24, 1995.

  10.       Stock Purchase Agreement, dated as of
            December 9, 1993, between the Registrant and Robert Conrads, incorporated herein by reference to Exhibit 10.17 to the Registrant's Registration Statement on
            Form S-4, File No. 33-92696, filed on
            May 24, 1995.

  11.       Shareholders' Agreement, dated as of
            April 5, 1994, and as amended as of
            November 22, 1994, by and among the
            Registrant, Martin Varsavsky,
            Juan Manuel Aisemberg and COMSAT
            Investments, Inc., incorporated herein
            by reference to Exhibit 10.19 to the
            Registrant's Registration Statement
            on Form S-4, File No. 33-92696,
            filed on May 24, 1995.

  12.       Shareholders' Agreement, dated as of
            September 30, 1993, as amended as of
            December 9, 1993 and as further
            amended, as of April 5, 1994,
            November 22, 1994 and December 21,
            1994, by and among the Registrant,
            Martin Varsavsky and S-C V-Tel
            Investments, L.P., incorporated
            herein by reference to Exhibit 10.21
            to the Registrant's Registration
            Statement on Form S-4,
            File No. 33-92696, filed on
            May 24, 1995.

  13.       Form of Registrant's Common Stock
            Certificate, incorporated herein
            by reference to Exhibit 4.4 to the
            Registration Statement.

  14.       The Registrant's 1993 Flexible Stock
            Incentive Plan, dated as of
            September 29, 1993, incorporated
            herein by reference to Exhibit 10.5
            to the Registrant's Registration
            Statement on Form S-4, File No. 33-92696, filed on May 24, 1995.

  15.       The Registrant's Amended Flexible
            Stock Incentive Plan, incorporated
            herein by reference to Exhibit 10.33
            to the Registration Statement.